EXHIBIT 31.2

                       CERTIFICATIONS


I, Mark P. Colonnese, certify that:

     1. I have reviewed this quarterly report on Form 10-Q of AtheroGenics, Inc.;

     2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

     3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

     4. The registrant's other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules
13a-15(e) and 15d-15(e)) for the registrant and have:

          (a)    Designed  such  disclosure   controls   and
   procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

        (b)  [Reserved]

        (c) Evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

         (d) Disclosed in this report any change in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal quarter (the registrant's fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting; and

     5. The registrant's other certifying officer(s) and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the
registrant's  auditors  and  the  audit  committee  of   the
registrant's board of directors (or persons performing the equivalent functions):

         (a)   All  significant  deficiencies  and  material
   weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant's ability to record, process, summarize and report financial information; and

         (b)   Any  fraud,  whether or  not  material,  that
   involves  management  or  other  employees  who  have   a
   significant role in the registrant's internal control over financial reporting.



Date: May 10, 2004                /s/MARK P. COLONNESE
				  ------------------------
                                  Mark P. Colonnese
                                  Senior Vice President of
                                  Finance and Administration
                                  and Chief Financial Officer